PROMISSORY NOTE AND SECURITY AGREEMENT

$[     ]                                                    [     ], Virginia
                                                               April 22, 2003


     THIS PROMISSORY NOTE AND SECURITY AGREEMENT ("Agreement") is made as of
the 22 day of April, 2003 by and between [     ], M.D. ("Borrower"),
and Dialysis Corporation of America ("Secured Party"). For good and valuable consideration, the delivery and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. Payment.

     For value received, Borrower promises to pay to the order of Secured Party the aggregate unpaid principal amount of [
     ] Dollars ($[     ]), loaned under that certain Loan Agreement dated
April 22, 2003 between Borrower and Secured Party ("Loan Agreement"), together with interest on any and all principal amounts remaining unpaid under this Agreement and from time to time outstanding, such interest accruing from the initial date of disbursement until paid in full, at a simple interest rate per annum equal to the Prime Rate as of the date of execution of the Loan Agreement (the "Interest Rate") (the total indebtedness under this Agreement, including interest, is referred to as the "Loan"). Interest shall be calculated on the basis of the actual number of days elapsed in a year having 360 days. The entire balance of principal and accrued interest shall be due and payable in full five (5) years from the date of this Note. Principal and accrued interest shall be payable to Secured Party at 1344 Ashton Road, Suite 201, Hanover, Maryland 21076 or such other place as Secured Party may designate.

     2. Application of Payments/Prepayments.

     The Loan may be prepaid in whole or in part at any time without penalty. Any such prepayments shall be applied first to the payment of interest on the Loan and the balance of any such payments shall be applied to the payment of the principal of the Loan.

     3. Additional Charges.

     Interest after maturity of any amount due hereunder (whether by reason of acceleration or otherwise) shall be payable at a rate per annum equal to the Interest Rate plus an additional four percent (4%) per annum.

     4. Grant of Security Interest.

     As security ("Security Interest") for the prompt and punctual payment and performance of (a) all liabilities and obligations of Borrower to Secured Party in connection with the Loan Agreement, this Agreement and all other documents required or contemplated under such

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agreements (collectively, the "Documents"), whether now existing or hereafter arising, due or to become due, direct, indirect or contingent, joint or several; and (b) all expenses and charges, legal or otherwise, including reasonable attorneys' fees and costs paid or incurred by Secured Party, in realizing upon or protecting the collateral under this Agreement or the indebtedness secured hereby, Borrower does hereby assign, transfer, convey, mortgage and grant to Secured Party a continuing lien upon and a security interest in the following assets of Borrower (the "Collateral"), wherever located, whether now owned or existing or hereafter acquired or arising, together with any and all additions, accessions and substitutions thereto or therefor (all references to Borrower below shall be deemed to include the
medical practice acquired by Borrower from [     ], M.D. (the "Medical
Practice")):

         a. All non-Medicare/Medicaid accounts receivable, cash, chattel paper, contracts, contract rights and general intangibles (as defined under the UCC (as defined herein)) of the Medical Practice ("Accounts Receivable"); and

         b. All proceeds, including insurance proceeds, and products of (a) above, and proceeds paid to the Medical Practice under the Medicare/Medicaid programs ("Proceeds").

     5. Duration of Security Interest.

     The Security Interest shall continue in full force and effect until Borrower shall pay, cause to be paid or otherwise discharge all indebtedness to Secured Party in connection with the Loan. Borrower expressly agrees that to the extent a payment or partial payment to Secured Party is subsequently invalidated, declared to be void or voidable, set aside and is required to be repaid to a trustee, custodian, receiver, or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made.

     6. Representations and Warranties.

     Borrower hereby represents and warrants to Secured Party that:

         a. Borrower has all requisite individual and corporate power and authority to own property and to execute, deliver and perform this Agreement and all other Documents;

         b. The execution, delivery and performance of this Agreement and all other Documents will not violate any provision of law or of the Articles of Incorporation, Bylaws or any other agreement or instrument to which Borrower is a party or, other than as created in this Agreement, result in the creation or imposition of any security interest, lien or encumbrance on any of the Collateral. This Agreement and all other Documents, when executed and delivered by Borrower, will be valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms; and

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         c. Borrower is or will be the sole and absolute owner of the
     Collateral.

     7. Covenants and Agreements.

     Borrower hereby covenants and agrees with Secured Party that so long as Borrower shall owe any amounts to Secured Party, Borrower shall:

         a. Maintain the Collateral free from all liens, security interests or encumbrances, other than the Security Interest granted in this Agreement, and defend the Collateral against all claims and demands of all persons at any time claiming any interest therein;

         b. Provide, upon the request of Secured Party, a listing of the Collateral specifying the current condition or status of the Collateral;

         c. Execute and deliver such other instruments or papers and perform such other or further acts as may be reasonably necessary or proper to effectively carry out the purposes of this Agreement and to continue the perfection of this Agreement, including but not limited to, financing, continuation or termination statements and immediate notice to Secured Party of any change of name or address by Borrower;

         d. Upon reasonable request, grant to Secured Party, or any attorney, accountant or agent of Secured Party, access to and the right to audit the Accounts Receivable records and such other business records as reasonably required to confirm that the Collateral is maintained and preserved by Borrower in accordance with the provisions of this Agreement;

         e. Make due and timely payment or deposit of all federal, state and local taxes, assessments or contributions required by law;

         f. Assume liability or responsibility for the safekeeping of any of the Collateral, for any loss or damage of the Collateral, for any diminution in the value thereof, or for the collection of any proceeds of the Collateral; and

         g. Comply with all provisions and conditions of this Agreement.

     8. Events of Default.

     The following occurrences shall constitute Events of Default by Borrower under this Agreement:

         a. Failure of Borrower to timely make payment required under this Agreement;

         b. Failure of Borrower to perform or observe any of the covenants or agreements contained in this Agreement, other than as provided in paragraph 8(a), above, if such failure continues for thirty (30) days;

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         c. Occurrence and continuance of an event of default under any other
     Document;

         d. If any representation or warranty of Borrower under this Agreement proves to be incorrect or misleading in any material respect; or

         e. Any material default under the Loan Agreement.

     9. Remedies.

     Upon the occurrence of an Event of Default, Secured Party shall have full power and authority to, and may at any time, at its election, without further notice, except such as required by the Uniform Commercial Code ("UCC"), and to the extent permitted by law:

         a. Declare the entire unpaid principal amount of the Loan, plus any unpaid accrued interest on said unpaid principal amount, immediately due and payable;

         b. Exercise all or any one or more of the remedies and shall have the rights of a creditor under the UCC, including the right to collect, settle, compromise, adjust, sue for foreclosure or otherwise realize upon any of the Collateral and to dispose of any of the Collateral at public or private sale(s) or other proceedings, and Borrower agrees that Secured Party or its nominee may become the purchaser at any such sale(s). Any requirement of the UCC for reasonable notice shall be met if such notice is given to Borrower in the manner set forth in this Agreement at least ten (10) days prior to the time of the sale, disposition or other event giving rise to the requirement of notice. The proceeds of any Collateral received by Secured Party at any time before or after default, whether from the sale of Collateral or otherwise, shall be applied to the payment of Borrower's liabilities to Secured Party in such order as Secured Party may, in its sole discretion, elect;

         c. Take immediate possession of the Collateral with or without legal process, for the purpose of which Secured Party through its representatives may enter any premises to search for, take possession of, remove and sell any part of the Collateral. Further, the parties shall set up a lock-box arrangement for Medicare/Medicaid proceeds; or

         d. Proceed to protect and enforce this Agreement by suit(s) or proceeding(s) in equity, at law or otherwise, whether for the foreclosure upon the collateral or for the enforcement of any other proper, legal or equitable remedy available under applicable law.

     In addition, upon any Event of Default, Borrower shall pay all attorney's fees and other costs of collection of the Loan, whether or not suit is brought.

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     10. Secured Party's Appointment as Attorney in Fact.

     Borrower hereby irrevocably appoints Secured Party, with full power of substitution, upon the occurrence and continuation of any Event of Default under this Agreement or any other Document, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of Borrower or in its own name, at Secured Party's discretion, for the purpose of carrying out the provisions of this Agreement, to take all and any appropriate action and to execute any and all documents and instruments which may be necessary and desirable to accomplish the purposes of this Agreement or any other Document.

     11. Indemnification.

     Borrower hereby agrees to indemnify, defend and hold Secured Party harmless from and against all loss, costs (including attorney's fees), liability and claims arising in connection with the Collateral or with this Agreement. This indemnification shall survive termination of this Agreement.

     12. Miscellaneous.

         a. Successors and Assigns.  This Agreement shall inure to the benefit
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     of and is and shall continue to be binding upon the parties, their successors, representatives, receivers, trustees, heirs and assigns. However, nothing contained this Agreement shall be construed to permit Borrower to assign this Agreement or any of Borrower's rights or obligations under this Agreement without first obtaining Secured Party's express written approval.

         b. Applicable Law.  This Agreement shall be governed by and construed
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     under the laws of the State of Maryland, without regard to its choice of laws principles. The parties acknowledge the jurisdiction of the State, Federal and local courts located within the State of Maryland over controversies arising from or relating to this Agreement.

         c. Waiver of Trial by Jury.  The parties hereby waive any right to a
            -----------------------
     jury trial in any action arising under this Agreement.

         d. Severability.  If any provision of this Agreement shall for any
            ------------
     reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

         e. Remedies Cumulative.  All rights, remedies and powers of Secured
            -------------------
     Party under this Agreement, the Documents or any other obligation shall be cumulative and may be exercised singly or concurrently.

         f. Waiver by Secured Party.  Secured Party shall not, by any act,
            -----------------------
     delay, omission or otherwise be deemed to have waived any of its rights or remedies under this Agreement. A waiver shall be valid only if in writing and signed by Secured Party. A waiver by Secured Party of any right or remedy under this Agreement on any one

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     occasion shall not bar Secured Party from asserting any right or remedy on any future occasion.

         g. Waiver by Borrower.  Borrower agrees that presentment, demand for
            ------------------
     payment, notice of intent to accelerate maturity upon an Event of Default, protest, notice of protest, notice of dishonor and all other notices in connection with this Agreement, filing of suit and diligence in collecting payment under this Agreement are waived.

         h. Notices.  All communications in connection with this Agreement
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     shall be in writing and shall be deemed properly given if hand delivered or sent by overnight courier with adequate evidence of delivery or sent by registered or certified mail return receipt requested to the appropriate address determined in accordance with the Loan Agreement.

     Any notice shall be deemed given on the earlier of the date actually received, or two (2) business days after delivery in compliance with this Section.

         i. Complete Agreement and Amendment.  This Agreement, together with
            --------------------------------
     the other Documents, is the complete written agreement of the parties with respect to the subject matter of this Agreement and supersedes any prior understandings or written agreements. This Agreement may be amended only upon the written agreement of the parties.

         j. Counterparts.  This Agreement may be executed in any number of
            ------------
     counterparts and all of such counterparts taken together shall be deemed to constitute one and the same document.

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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.


                                       SECURED PARTY:

                                       DIALYSIS CORPORATION OF AMERICA

                                          /s/ Stephen W. Everett
                                       By:----------------------------------
                                       Its:  President

                                       BORROWER:

                                       [     ], M.D.

                                       /s/ [     ], M.D.
                                       -------------------------------------


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